Intrepid Small Cap Fund
Institutional Class (Ticker: ICMZX)
Investor Class (Ticker: ICMAX)

Intrepid Capital Fund
Institutional Class (Ticker: ICMVX)
Investor Class (Ticker: ICMBX)

Supplement dated October 11, 2024 to the
Summary Prospectus dated January 31, 2024

We are pleased to announce the anticipated acquisition of the assets and liabilities of the Intrepid Small Cap Fund by the Intrepid Capital Fund pursuant to the reorganization of the Intrepid Small Cap Fund.  The acquisition, which is expected to become effective after the close of business on November 22, 2024, is described in more detail in the information statement and prospectus filed as part of a Registration Statement on Form N-14 with the Securities and Exchange Commission in connection with the reorganization.
 The information statement and prospectus will be sent to shareholders of the Intrepid Small Cap Fund.  Shareholders of the Intrepid Small Cap Fund are urged to read the definitive information statement and prospectus when it becomes available because it contains important information about the reorganization. The information statement and prospectus may be obtained free of charge from the SEC’s website at www.sec.gov or by calling 1-866-996-3863.
Upon the acquisition of the Intrepid Small Cap Fund by the Intrepid Capital Fund, each shareholder of the Intrepid Small Fund will receive shares of the Intrepid Capital Fund, which have an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares in the Intrepid Small Cap Fund.   The Intrepid Small Cap Fund will then terminate.  The shareholders of the Intrepid Small Cap Fund will not be assessed any sales charges or other shareholder fees in connection with the acquisition, and the reorganization has been structured with the intention that it qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code.
Existing shareholders may redeem or exchange shares of the Intrepid Small Cap Fund in the ordinary course until the last business day before the closing of the reorganization.  The redemption fee is waived with regard to the Intrepid Small Cap Fund in light of the proposed reorganization.
You should review the definitive information statement and prospectus carefully when available and retain it for future reference.  In connection with the reorganization, the Funds are not asking you for a proxy and you are requested not to send a proxy.
The Funds have filed an information statement and prospectus as part of a Registration Statement on Form N-14 with the Securities and Exchange Commission in connection with the reorganization. The definitive information statement and prospectus will be sent to shareholders of the Intrepid Small Cap Fund. Shareholders are urged to read the definitive information statement and prospectus when available because it will contain important information about the reorganization, including the reasons of the board of trustees for approving the reorganization. The information statement and prospectus may be obtained free of charge from the SEC’s website at www.sec.gov or by calling 1-866-996-3863.
Please keep this Supplement with your Summary Prospectus.